EXECUTION COPY



                         FIRST AMENDMENT TO
                          CREDIT AGREEMENT

     First Amendment (this "Amendment") dated as of November 18, 1994 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation, Varo Inc., Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                        W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, or, if not defined in the Credit Agreement, as defined in the List of Closing Documents referred to below.

      SECTION 2. Amendment of Exhibit F. The item in the List of Closing Documents attached to the Credit Agreement and made a part thereof as Exhibit F which calls for the delivery of the German Pledge Agreement is, effective as of the Amendment Effective Date, hereby amended by replacing the reference to "90 days" therein with a reference to "180 days".

     SECTION 3. Amendment of Section 1.01. The definition of "EBITDA" in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by inserting the following sentence at the end of such definition:

      For purposes of determining the Fixed Charge Coverage Ratio and the Interest Coverage Ratio with respect to any period, there shall be deducted in the calculation of EBITDA, to the extent such items have not already caused a decrease in Consolidated Net Income of the Borrower and its Subsidiaries (other than Varo, Baird and their respective Subsidiaries) for such period, the aggregate amount of claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (other than any of the foregoing which are being contested in good faith by appropriate proceedings) which have been imposed on, incurred by and/or asserted against the Borrower and/or any of its Subsidiaries (other than Varo, Baird and their respective Subsidiaries) (collectively, "Claims") during such period in respect of (x) the Accommodation Obligations referred to in Section 9.05(vi) and/or (y) any indemnities given or made in connection with the sale of any or all of the Baird Analytical Instruments Division, the Delaval Condenser Division or the Turbomachinery Businesses; provided, however, that, in the case of (x) and (y), no such deduction shall be made for any period unless and until the aggregate amount of Claims during such period and any previous period exceeds the aggregate amount of reserves taken by the Borrower and/or its Subsidiaries in accordance with GAAP in respect of such Accommodation Obligations and/or indemnities prior to or during such period.

     SECTION 4.  Amendment of Section 9.02.

     4.01 Section 9.02 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended (x) by inserting the words "and/or its Subsidiaries, as applicable," immediately after the first appearance of "the Borrower" in each of clauses (vii), (viii) and (ix) of such Section and
(y) by replacing the proviso to clause (ix) of such Section with the following:

      provided that no such sale shall be made unless the Borrower shall receive Net Cash Proceeds of at least
     $110,000,000 in respect of such sale; and

     4.02 Section 9.02 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby further amended by
(x) deleting the word "and" after the end of clause (viii) of such Section and (y) adding the following clause (x) at the end of such Section:

        (x) the Borrower may sell in a single transaction the Borrower's Delaval Condenser Division, so long as
     (x) the Borrower receives gross cash proceeds of at least $700,000 in respect of such sale, (y) the Net Cash Proceeds received by the Borrower in connection with such sale are applied in accordance with Section 3.01(b)(iii) of this Agreement and (z) within 90 days of the closing of such sale, the Borrower shall repay Term Loans in an aggregate amount at least equal to the aggregate face amount of Receivables held by the Borrower's Delaval Condenser Division on the date of such closing, such amount to be disclosed to the Agent in writing (it being understood and agreed that (1) the repayment referred to in the preceding clause (z) shall be allocated and applied in the manner specified in the third sentence of Section 3.01(b)(iii) of this Agreement, and (2) subject to any applicable grace period set forth in Section 11.01(a) of this Agreement, the Borrower's failure to make any payment contemplated by this proviso shall constitute an Event of Default).

     SECTION 5. Amendment of Section 9.05. Section 9.05 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended (x) by deleting the word "and" at the end of clause (iv) of such Section, (y) by replacing the period at the end of clause (v) of such Section with "; and" and (z) by inserting the following at the end of such
Section:

        (vi) Accommodation Obligations arising from and after the Closing Date (as therein defined) under the Asset Purchase Agreement dated as of October 14, 1994, and amended as of November 11, 1994, by and among the Borrower, Varo, Baird, Optic Electronic International, Inc., and TPG Partners, L.P. and Varo Acquisition Corp., and under the TEJ Stock Purchase Agreement (as defined in such Asset Purchase Agreement), without giving effect to any further amendments, supplements, waivers or other modifications of such agreements which are entered into without the written consent of the Requisite Lenders (other than any such amendments, supplements, waivers or other modifications that do not materially increase such Accommodation Obligations).

     SECTION 6. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Lenders):

     6.01 The Agent shall have received a copy of this Amendment duly executed by the Borrower and the Requisite
Lenders.

     6.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

     6.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

     6.04 No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

     6.05 All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

     SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof no Default or Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

     SECTION 8.  Reference to and Effect on the Loan
Documents.

     8.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     8.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

     8.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

     SECTION 9. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

     SECTION 10. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 11.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES
HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE
STATE OF NEW YORK.

     IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                                      IMO INDUSTRIES INC.


                                      By:/s/W. M. BROWN
                                      Name: W. M. Brown
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                      CITIBANK, N.A., as Agent and as
                                        a Lender


                                      By:/s/TIMOTHY L. FREEMAN
                                      Name: Timothy L. Freeman
                                      Title:Vice President


                                      THE BANK OF NEW YORK COMMERCIAL
                                        CORPORATION


                                      By:/s/STEPHEN V. MANGIANTE
                                      Name: Stephen V. Mangiante
                                      Title: Assistant Vice President


                                      GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                      By:/s/CATHARINE L. MIDKIFF
                                      Name: Catharine L. Midkiff
                                      Title: V.P.-Commercial Finance


                                      HELLER FINANCIAL, INC.


                                      By:/s/LAWRENCE P. GARNI
                                      Name: Lawrence P. Garni
                                      Title: A.V.P.


                                      NATIONAL WESTMINSTER BANK Plc


                                      By:/s/IAN M. CRESSY
                                      Name: Ian M. Cressy
                                      Title: Senior Vice President


                                      PILGRIM PRIME RATE TRUST


                                      By:/s/KATHLEEN LENARCIC
                                      Name: Kathleen Lenarcic
                                      Title: Senior Credit Analyst


                                      SANWA BUSINESS CREDIT CORPORATION


                                      By:/s/PETER L. SKAVLA
                                      Name: Peter L. Skavla
                                      Title: Vice President


                                      TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION


                                      By:/s/MICHAEL J. MCBRIDE
                                      Name: Michael J. McBride
                                      Title: V.P.

Acknowledged and agreed
to:

BAIRD CORPORATION


By:/s/W. M. BROWN
   Name: W. M. Brown
   Title: Executive Vice President and
          Chief Financial Officer


VARO INC.


By:/s/W. M. BROWN
   Name: W. M. Brown
   Title: Executive Vice President and
          Chief Financial Officer


WARREN PUMPS INC.


By:/s/W. M. BROWN
   Name: W. M. Brown
   Title: Executive Vice President and
          Chief Financial Officer










                          SECOND AMENDMENT TO
                           CREDIT AGREEMENT

Second Amendment (this "Amendment") dated as of January 11, 1995 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as previously amended by the First Amendment thereto dated as of November 18, 1994, and as such agreement may be amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation, Varo Inc., Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                         W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

     SECTION 1.  Defined Terms.  Capitalized terms used
herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

     SECTION 2. Amendment of Section 8.16. Section 8.16 of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended in its entirety to read as follows:

         8.16. Deltex Service Inc. If, (i) on February 15, 1995, the Borrower or any of its Subsidiaries owns the Capital Stock of Deltex Service Inc. ("Deltex"), a Texas corporation and currently a wholly owned Subsidiary of the Borrower and (ii) prior to February 15, 1995 the Borrower has not sold all or substantially all of the assets of Deltex, the Borrower shall forthwith (x) provide the Agent with a first priority Lien on the Capital Stock of Deltex as security for the Obligations and (y) cause Deltex to provide the Agent with a guaranty by Deltex of the Obligations in form and substance satisfactory to the Agent, for the benefit of the Agent, the Lenders and the Issuing Banks, a valid and perfected Lien on the assets of Deltex as security for such guaranty pursuant to a security agreement in form and substance satisfactory to the Agent.

     SECTION 3.  Amendment of Section 9.02(ix).  Section
9.02(ix) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by replacing the reference therein to "$110,000,000" with a reference to "$106,000,000".

     SECTION 4. Waiver. Pursuant to Section 8.17 of the Credit Agreement, the Borrower agreed to deliver to the Agent, within 90 days of the Closing Date, a certificate of the Secretary of Imo Industries International Inc. ("IIII"). IIII was merged into the Borrower subsequent to the expiration of the 90-day period referred to above.

     The undersigned hereby agree to waive the requirements of Section 8.17 of the Credit Agreement, but only to the extent Section 8.17 requires the delivery of a certificate of the Secretary of IIII within 90 days of the Closing Date. To the extent that the Borrower's failure to deliver a certificate of the Secretary of IIII constitutes an Event of Default under the Credit Agreement, such Event of Default is hereby waived.

     SECTION 5. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Lenders):

     5.01 The Agent shall have received a copy of this Amendment duly executed by the Borrower and the Requisite
Lenders.

     5.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

     5.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

     5.04 No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

     5.05 All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

     SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof no Default or Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

     SECTION 7.  Reference to and Effect on the Loan
Documents.

     7.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     7.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

     7.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     SECTION 8. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

     SECTION 9. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 10.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES
HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE
STATE OF NEW YORK.

     IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                                    IMO INDUSTRIES INC.


                                    By: /s/GEOFFREY M. DOBSON
                                    Name: Geoffrey M. Dobson
                                    Title: Vice President and Treasurer


                                    CITIBANK, N.A., as Agent and as
                                      a Lender


                                    By: /s/TIMOTHY L. FREEMAN
                                    Name: Timothy L. Freeman
                                    Title: Vice President


                                    THE BANK OF NEW YORK COMMERCIAL
                                      CORPORATION


                                    By: /s/STEPHEN V. MANGIANTE
                                    Name: Stephen V. Mangiante
                                    Title: Vice President


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION


                                    By: /s/CATHARINE L. MIDKIFF
                                    Name: Catharine L. Midkiff
                                    Title:V.P.-Commercial Finance


                                    HELLER FINANCIAL, INC.


                                    By:/s/RICHARD PELLER
                                    Name: Richard Peller
                                    Title: Sr. V.P.


NATIONAL WESTMINSTER BANK Plc


By:/s/ALEXANDER JACKSON
   Name: Alexander Jackson
   Title: Vice President


PILGRIM PRIME RATE TRUST


By:/s/KATHLEEN LENARCIC
   Name: Katheleen Lenarcic
   Title: Senior Credit Analyst


SANWA BUSINESS CREDIT CORPORATION


By:/s/PETER L. SKAVLA
   Name: Peter L. Skavla
   Title: Vice President


TRANSAMERICA BUSINESS CREDIT
   CORPORATION


By:/s/PERRY VAVOULES
   Name: Perry Vavoules
   Title: V.P.

Acknowledged and agreed
to:

BAIRD CORPORATION


By:/s/GEOFFREY M. DOBSON
   Name: Geoffrey M. Dobson
   Title: Vice President and Treasurer


VARO INC.


By:/s/GEOFFREY M. DOBSON
   Name: Geoffrey M. Dobson
   Title: Vice President and Treasurer


WARREN PUMPS INC.


By:/s/GEOFFREY M. DOBSON
   Name: Geoffrey M. Dobson
   Title: Vice President and Treasurer








                                                 EXECUTION COPY

                       THIRD AMENDMENT TO
                        CREDIT AGREEMENT

     Third Amendment (this "Amendment") dated as of February 17, 1995 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as previously amended by the First Amendment thereto dated as of November 18, 1994 and the Second Amendment thereto dated as of January 11, 1995, and as such agreement may be further amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation ("Baird"), Varo Inc. ("Varo"), Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                    W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, or, if not defined in the Credit Agreement, as defined in the List of Closing Documents referred to below.

     SECTION 2. Amendment of Section 9.01. Section 9.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (x) deleting the word "and" immediately following clause (xiv) thereof, (y) replacing the period at the end of clause (xv) of such Section with "; and", and (z) inserting the following clause (xvi) at the end of such Section:

         (xvi) Indebtedness of Baird permitted under this Agreement and which has been assumed by Varo in connection with the transfer by Baird to Varo of substantially all of the assets of Baird's Optical
     Systems Division as contemplated by clause (xv) of
     Section 9.02.

     SECTION 3. Amendment of Section 9.02. Section 9.02 of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended as follows:

     3.01 The word "related" is deleted from each of clauses
(viii) and (ix) of such Section.

     3.02 The word "and" immediately following clause (ix) of such Section is deleted, and clause (x) of such Section is amended to read in full as follows:

         (x)the Borrower may sell in a single transaction the Borrower's Delaval Condenser Division (other than any Real Property used and/or held by such Division, or any of such Division's Receivables), so long as the Borrower receives gross cash proceeds of at least $300,000 in respect of such sale;

     3.03 The following clauses are inserted at the end of such Section:

        (xi)  at any time during the period from and
     including the closing of the sale contemplated by clause
     (x) above (the "Initial Sale") to and including March 31, 1997, the Borrower may sell in a single transaction all or any part of the Real Property which was used and/or held by the Borrower's Delaval Condenser Division at the time of the closing of the Initial Sale;

        (xii) Baird may sell substantially all of the assets of Baird's Miller-Holzwarth Division;

        (xiii)  the Borrower may sell the Borrower's Real
     Property located at 60 Round Hill Road, Fairfield,
     Connecticut;

        (xiv) the Borrower may sell all of the Borrower's interest in EPN Sistemas, S.A. De C.V.; and

        (xv) effective on or after December 31, 1994, Baird may transfer substantially all of the assets of Baird's
     Optical Systems Division to Varo.

     SECTION 4.  Amendment of Section 9.04.  Clause (vii) of
Section 9.04 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

        (vii)  Investments in bank accounts listed on
     Schedule 9.18 made in the ordinary course of business not at any time exceeding in the aggregate $5,000,000;
     provided that if at any time any non-contingent
     Revolving Credit Obligations are outstanding,
     Investments at such time in such bank accounts shall not exceed in the aggregate $1,500,000;

     SECTION 5. Amendment of Section 9.05. Section 9.05 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (x) deleting the word "and" immediately following clause (iv) thereof, (y) replacing the period at the end of such Section with "; and", and (z) inserting the following clauses at the end of such Section:

         (vii) Accommodation Obligations permitted under this Agreement and which have been assumed by Varo in connection with the transfer by Baird to Varo of substantially all of the assets of Baird's Optical
     Systems Division as contemplated by clause (xv) of
     Section 9.02.

     SECTION 6. Amendment of Section 9.17. Section 9.17 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (x) deleting the last proviso of the Section in its entirety and (y) amending the first proviso of such Section to read in full as follows:

      provided that, notwithstanding anything contained in this Agreement to the contrary, upon (a) the final payment in full of the A Term Loans and the B Term Loans, (b) the Borrower's reduction of the Revolving Credit Commitments to an aggregate amount not to exceed $50,000,000 in accordance with Section 3.01(a)(ii) and
     (c) the repayment in full of all non-contingent Revolving Credit Obligations, the Borrower may from time to time withdraw funds from the Investment Account in accordance with Section 11.03(c) in an aggregate amount not to exceed $40,000,000,

     SECTION 7. Amendment of Section 10.01. Section 10.01 of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended to read in full as follows:

     10.01.  Minimum Consolidated Net Worth.  The
Consolidated Net Worth of the Borrower and its Subsidiaries at all times during any period from the last day of the fiscal quarter preceding each fiscal quarter in each Fiscal Year set forth below to the last day of such fiscal quarter set forth below shall not be less than the minimum amount set forth opposite such fiscal quarter:

         Fiscal Quarter                         Minimum Amount

     First fiscal quarter of 1995                -$33,000,000
     Second fiscal quarter of 1995                $ 5,000,000
     Third fiscal quarter of 1995                 $ 7,000,000
     Fourth fiscal quarter of 1995                $ 9,100,000
     First fiscal quarter of 1996                 $11,500,000
     Second fiscal quarter of 1996                $14,300,000
     Third fiscal quarter of 1996                 $17,400,000
     Fourth fiscal quarter of 1996                $20,300,000
     First fiscal quarter of 1997                 $23,900,000
     Second fiscal quarter of 1997                $28,400,000
     Third fiscal quarter of 1997                 $32,900,000

     SECTION 8. Amendment of Section 10.02. Section 10.02 of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended to read in full as follows:

     10.02. Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries (other than Varo, Baird and their respective Subsidiaries) on a consolidated basis, as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

         Fiscal Quarter                        Minimum Amount

     First fiscal quarter of 1995                 1.20 to 1
     Second fiscal quarter of 1995                1.25 to 1
     Third fiscal quarter of 1995                 1.25 to 1
     Fourth fiscal quarter of 1995                1.25 to 1
     First fiscal quarter of 1996                 1.25 to 1
     Second fiscal quarter of 1996                1.15 to 1
     Third fiscal quarter of 1996                 1.15 to 1
     Fourth fiscal quarter of 1996                1.15 to 1
     First fiscal quarter of 1997                 1.25 to 1
     Second fiscal quarter of 1997                1.25 to 1

     SECTION 9. Amendment of Section 10.03. Section 10.03 of the Credit Amendment is, effective as of the Credit
Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

10.03. Minimum Interest Coverage Ratio The Interest Coverage Ratio of the Borrower and its Subsidiaries (other than Varo, Baird and their respective Subsidiaries) on a consolidated basis, as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

        Fiscal Quarter                         Minimum Amount

     First fiscal quarter of 1995              1.60 to 1
     Second fiscal quarter of 1995             1.75 to 1
     Third fiscal quarter of 1995              1.80 to 1
     Fourth fiscal quarter of 1995             1.90 to 1
     First fiscal quarter of 1996              2.10 to 1
     Second fiscal quarter of 1996             2.10 to 1
     Third fiscal quarter of 1996              2.20 to 1
     Fourth fiscal quarter of 1996             2.25 to 1
     First fiscal quarter of 1997              2.50 to 1
     Second fiscal quarter of 1997             2.50 to 1

     SECTION 10. Amendment of Section 10.04. Section 10.04 of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended to read in full as follows:

     10.04.  Maximum Capital Expenditures.  Capital
Expenditures made or incurred by the Borrower and the Borrower's Subsidiaries (other than Varo, Baird and their respective Subsidiaries which are Restricted Subsidiaries) on a consolidated basis during each Fiscal Year set forth below shall not exceed in the aggregate the amount set forth opposite such Fiscal Year:

     Fiscal Quarter                           Minimum Amount

     Fiscal Year 1995                         $29,000,000
     Fiscal Year 1996                         $21,000,000
     Fiscal Year 1997                         $14,000,000

     SECTION 11. Amendment of Schedule 9.09. Schedule 9.09 to the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended by inserting the following at the end of such Schedule:

     "Deltex Service Inc..............Texas"

     SECTION 12.  Amendment of Exhibit F.  The item in the
List of Closing Documents attached to the Credit Agreement and made a part thereof as Exhibit F which calls for delivery of the German Pledge Agreement is, effective as of the Amendment Effective Date, hereby deleted.

     SECTION 13. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Lenders):

     13.01 The Agent shall have received a copy of this Amendment duly executed by the Borrower and the Requisite
Lenders.

     13.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

     13.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

     13.04 No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

     13.05 All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

     SECTION 14. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof no Default or Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

     SECTION 15.  Reference to and Effect on the Loan
Documents.

     15.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     15.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

     15.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     SECTION 16. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

     SECTION 17. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 18.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES
HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE
STATE OF NEW YORK.


     IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                                     IMO INDUSTRIES INC.


                                     By:/s/G.M. DOBSON
                                     Name: G. M. DOBSON
                                     Title: VICE PRESIDENT AND TREASURER


                                     CITIBANK, N.A., as Agent and as
                                       a Lender


                                     By: /s/TIMOTHY L. FREEMAN
                                     Name: TIMOTHY L. FREEMAN
                                     Title: VICE PRESIDENT


                                     THE BANK OF NEW YORK COMMERCIAL
                                       CORPORATION


                                     By:/s/STEPHEN V. MANGIANTE
                                     Name: STEPHEN V. MANGIANTE
                                     Title: VICE PRESIDENT


                                     GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                     By:/s/CATHARINE L. MIDKIFF
                                     Name: CATHARINE L. MIDKIFF
                                     Title: V.P.-COMMERCIAL FINANCE


                                     HELLER FINANCIAL, INC.


                                     By:/s/LAWRENCE P. GARNI
                                     Name: LAWRENCE P. GARNI
                                     Title: A.V.P.


                                     NATIONAL WESTMINSTER BANK Plc


                                     By:/s/IAN M. CRESSY
                                     Name: IAN M. CRESSY
                                     Title: SENIOR VICE PRESIDENT


                                     SANWA BUSINESS CREDIT CORPORATION


                                     By:/s/PETER L. SKAVLA
                                     Name: PETER L. SKAVLA
                                     Title: V.P.


                                     TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION


                                     By:/s/PERRY VAVOULES
                                     Name: PERRY VAVOULES
                                     Title: V.P.

Acknowledged and agreed
to:

BAIRD CORPORATION


By:/s/G.M. DOBSON
   Name: G.M. DOBSON
   Title: VICE PRESIDENT AND TREASURER


VARO INC.


By:/s/G.M. DOBSON
   Name: G.M. DOBSON
   Title: VICE PRESIDENT AND TREASURER




WARREN PUMPS INC.


By:/s/G.M. DOBSON
   Name: G.M. DOBSON
   Title: VICE PRESIDENT AND TREASURER